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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                               Amendment No. 1 to
                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 15, 2003


                         Magellan Petroleum Corporation
             (Exact Name of registrant as specified in its charter)

              Delaware                        1-5507              06-0842255
  ----------------------------------    ------------------   ------------------
     (State or other jurisdiction          (Commission          (IRS Employer
          of incorporation)                File Number)      Identification No.)


                     P.O. Box 1146, Madison, CT 06443-1146
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (203) 245-7664


                                 Not Applicable
         (Former name or former address, if changed since last report.)



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                                   FORM 8-K/A

                         MAGELLAN PETROLEUM CORPORATION


          Magellan Petroleum Corporation, a Delaware corporation (NASDAQ: MPET) (the "Company") is filing this Amendment No. 1 to the current report on Form 8-K in order to update its previous disclosures on August 27, 2003 regarding the dismissal of Ernst & Young LLP as the Company's independent auditors.

Item 4.          Changes in Registrant's Certifying Accountant

          Previous Independent Accountants

          As previously reported in the Company's Form 8-K filed on August 27, 2003, the audit committee of the Company's Board of Directors dismissed Ernst & Young LLP as the Company's independent auditors, effective upon the completion of the annual audit for the fiscal year ended June 30, 2003.

          On September 4, 2003, the audit committee of the Board of Directors of Magellan Petroleum Australia Limited, the Company's majority owned subsidiary, made a similar determination to dismiss Ernst & Young LLP as its independent accountants, effective upon the completion of the annual audit for the fiscal year ended June 30, 2003.

                                   FORM 8-K/A

                         MAGELLAN PETROLEUM CORPORATION


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to the current report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MAGELLAN PETROLEUM CORPORATION
                                                        (Registrant)


                                            By /s/ James R. Joyce
                                               ---------------------------------
                                                Name: James R. Joyce
                                                Title:   President


Date:  September 8, 2003